UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 28, 2024

ZRCN Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-56380	83-2756695
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1580 Dell Avenue, Campbell, CA. 95008.

(Address of principal executive offices and zip code)

(408) 963-4550

Registrant’s telephone number, including area code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Exchange Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered under Section 12(g) of the Exchange Act:

Common Stock, par value $0.0001 per share

(Title of class)

Item 5.02 Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 5.07 Submission of Matters to a Vote of Security Holders

On February 28, 2024 (the “Effective Date”), the board of directors of ZRCN Inc. (the “Company”) approved the ZRCN Inc. 2024 Equity Incentive Plan (the “Plan”). The Plan provides for granting of stock options (“Options”), restricted stock units (“RSUs”), and other equity-based awards tied to the value of shares of common stock to key personnel, including directors, officers, employees, consultants, and advisors of the Company and its subsidiaries. On the Effective Date, holders of approximately 89.6% of the voting power of the Company’s capital stock acted by written consent in lieu of a meeting to approve the Plan. The following paragraphs provide a summary of the features of the Plan and its operation. However, this summary is not a complete description of all of the provisions of the Plan and is qualified in its entirety by the specific language of the Plan. Capital terms not defined herein are defined in the Plan.

General

The purposes of the Plan are to (i) provide an additional incentive to selected employees, directors, and independent contractors of the Company and its affiliates whose contributions are essential to the growth and success of the Company; (ii) strengthen the commitment of such individuals to the Company and its affiliates; (iii) motivate those individuals to faithfully and diligently perform their responsibilities and (iv) attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. The Plan provides for the grant of options (which may include “incentive stock options” (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”)), stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), and other stock-based awards.

Plan Term

The Plan will terminate upon the tenth (10th) anniversary of the Effective Date (although awards granted before such time will remain outstanding in accordance with their terms), unless earlier terminated by the Board.

Plan Administration

The Plan shall be administered by the Board, or, if and to the extent the Board does not administer the Plan, by a committee or subcommittee (the “Committee”) of the Board appointed by the Board to administer the Plan (the “Administrator”). The Administrator shall have the power and authority, without limitation, to (i) select the eligible recipients who shall become participants in the Plan; (ii) determine the type(s) of awards that will be granted to participants; (iii) determine the number of shares of Common Stock to be covered by each award; (iv) determine the terms and conditions of each award; (v) determine the terms and conditions of all award agreements evidencing awards granted under the Plan; (vi) determine fair market value in accordance with the terms of the Plan; (vii) determine the duration and purpose of leaves of absence which may be granted to a participant without constituting a termination of service or employment for the purposes of awards granted under the Plan; (viii) adopt, alter and repeal such administrative rules, regulations, guidelines and practices governing the Plan as it shall from time to time deem advisable; (ix) construe and interpret the terms and provisions of, and supply or correct omissions in, the Plan and any award issued thereunder, and to otherwise supervise the administration of the Plan and exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan; and (x) to prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying appliable non-United States laws or for qualifying for favorable tax treatment under applicable non-United States laws. Subject to the Administrator’s authority to make equitable adjustments to awards in the event of a change in capitalization of the Company, neither the Board nor the Committee shall have the authority to reprice or cancel and regrant any award at a lower exercise, base or purchase price or cancel any award with an exercise, base or purchase price in exchange for cash, property or other awards without first obtaining the approval of the Company’s stockholders.

Shares Subject to Awards

Subject to the adjustments described below, the number of shares of Common Stock reserved for issuance under the Plan is 40,000,000 shares; provided, that, the shares of Common Stock issued under the Plan with respect to any exempt awards shall not count against such share limit. Exempt awards include (i) any awards previously granted by a corporation or other entity acquired by the Company or any of its subsidiaries or with which the Company or any of its subsidiaries combines by merger or otherwise; (ii) an “employment inducement” award as described in the applicable stock exchange listing manual or rules; and (iii) any award that is purchased for fair market value (including awards to be received in lieu of fully vested compensation that is otherwise due). The number of shares of Common Stock available for grant under the Plan will be automatically increased on the first day of each calendar year beginning with the first January 1 following the Effective Date and ending with the last January 1 during the initial ten-year term of the Plan, equal to the lesser of (A) five percent (5%) of the shares of Common Stock outstanding (on an as-converted basis) on the final day of the immediately preceding calendar year and (B) such lesser number of shares of Common Stock as determined by the Board.

Eligibility

Awards may be granted to each employee, director or independent contractor of the Company or any affiliate of the Company. Notwithstanding the foregoing, only employees of the Company or its affiliates shall be eligible persons for the purposes of receiving any ISOs.

Awards

General. The terms and conditions of each award granted under the Plan (including with respect to vesting) will be set forth in an award agreement in a form to be determined by the Administrator.

Options. ISOs and non-statutory stock options may be granted under the Plan. An “incentive stock option” means an option intended to qualify for tax treatment applicable to incentive stock options under Section 422 of the Code. A “non-statutory stock option” is an option that is not subject to statutory requirements and limitations required for certain tax advantages that are allowed under specific provisions of the Code. A non-statutory stock option under the Plan is referred to for federal income tax purposes as a “nonqualified” stock option. Each option granted under the Plan will be a nonqualified stock option or an ISO. To the extent the applicable award agreement has no such designation, the option shall be a nonqualified stock option. At the discretion of the Administrator, ISOs may be granted only to an employee of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a subsidiary of the Company.

The exercise period of an option may not exceed ten (10) years (or five (5) years, in the case of an ISO granted to a participant who owns more than ten percent (10%) of the combined voting power of all equity of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a subsidiary of the Company) from the date of grant and the exercise price may not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted (110% of fair market value in the case of ISOs granted to ten percent (10%) stockholders). Each option shall be subject to vesting or become exercisable at such time or times and subject to such terms and conditions, including the attainment of performance goals, as determined by the Administrator. The Administrator shall determine the method by which the exercise price may be paid or deemed to be paid and the form of payment, including, (i) cash or its equivalent; (ii) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of shares of Common Stock otherwise issuable upon exercise); (iii) in the form of unrestricted shares of Common Stock already owned by the participant which have a fair market value on the date of surrender equal to the aggregate exercise price of the shares of Common Stock as to which such option shall be exercised; (iv) any other form of consideration approved by the Administrator and permitted by applicable law; or (v) any combination of the foregoing.

Each participant awarded an ISO under the Plan shall notify the Company in writing immediately after the date the participant makes a “disqualifying disposition” of any share of Common Stock acquired pursuant to the exercise of such ISO. A “disqualifying disposition” is any disposition (including any sale) of such share of Common Stock before the later of (i) two (2) years after the date of grant of the ISO and (ii) one (1) year after the date the participant acquired the share of Common Stock by exercising the ISO. The Company may, if determined by the Administrator and in accordance with the procedures established by it, retain possession of any share of Common Stock acquired pursuant to the exercise of an ISO as agent for the applicable participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such participant as to the sale of such share of Common Stock.

The option holder will have no rights to dividends, dividend equivalents or distributions or any other rights of a stockholder with respect to the shares of Common Stock subject to an option until the option holder has given written notice of the exercise thereof, and paid the exercise price and applicable withholding taxes.

In the event of a participant’s termination of employment or service, the participant may exercise his or her option for such period of time as specified in his or her option agreement.

Stock Appreciation Rights. SARs may be granted either alone (a “Free Standing Right”) or in conjunction with all or part of any option granted under the Plan (“Related Rights”). A SAR will entitle its holder to receive, at the time of exercise, an amount per share of Common Stock up to the excess of the fair market value (at the date of exercise) of a share of Common Stock over the base price of the SAR (which shall be no less than 100% of the fair market value of the related share of Common Stock on the date of grant) multiplied by the number of shares of Common Stock in respect of which the SAR is being exercised. A SAR that is a Related Right will entitle its holder to receive, at the time of exercise of the SAR and surrender of the applicable portion of the related option, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of Common Stock over the exercise price of the related option multiplied by the number of shares in respect of which the SAR is being exercised. The exercise period of a SAR may not exceed ten (10) years from the date of grant. The exercise period of a SAR that is a Related Right will also expire upon the expiration of its related option.

The holder of a SAR will have no rights to dividends or any other rights of a stockholder with respect to the shares of Common Stock, if any, subject to a SAR until the participant has given written notice of the exercise thereof and has paid the exercise price and applicable withholding taxes.

In the event of a participant’s termination of employment or service, the holder of a SAR may exercise his or her SAR for such period of time as specified in his or her SAR agreement.

Restricted Stock and Restricted Stock Units. Restricted stock and RSUs may be granted under the Plan. If the restrictions, performance goals or other conditions determined by the Administrator are not satisfied, the restricted stock and RSUs will be forfeited.

Unless the award agreement provides otherwise, participants with restricted stock will generally have all of the rights of a stockholder of the Company; provided that dividends will only be paid when the underlying restricted stock vests. Except as provided in the award agreement, a participant will generally not have the rights of a stockholder with respect to shares of Common Stock subject to RSUs during the restricted period; provided, however, that, subject to Section 409A of the Code, an amount equal to dividends declared during the restricted period with respect to the number of shares of Common Stock subject to such RSUs shall, unless otherwise set forth in an award agreement, be paid to the participant at the time (and to the extent) shares of Common Stock with respect to the related RSUs are delivered to the participant.

The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance goals, the participant’s termination of employment or service with the Company or any affiliate thereof, or the participant’s death or disability. The rights of participants granted restricted stock or RSUs upon termination of employment or service during the restricted period shall be set forth in the applicable award agreement.

Other Stock-Based Awards. The Administrator may grant other stock-based awards under the Plan, valued in whole or in part by reference to, or otherwise based on, shares of Common Stock. The Administrator will determine the terms and conditions of these awards. Notwithstanding anything in the Plan to the contrary, any dividend or dividend equivalent award issued under the Plan shall be subject to the same restrictions, conditions and risks of forfeiture that apply to the underlying award. The rights of participants granted other stock-based awards upon the termination of employment or service to the Company will be set forth in the applicable award agreement.

Treatment of Outstanding Awards Upon a Change in Control

The Plan provides that, unless otherwise determined by the Administrator and evidenced in an award agreement, in the event that (a) a change in control occurs; and (b) a participant is employed by, or otherwise providing services to, the Company or any of its affiliates immediately prior to the consummation of such change in control, then upon consummation of the change in control, the Administrator, in its sole and absolute discretion, may: (i) provide that any unvested or unexercisable portion of any award carrying a right to exercise become fully vested and exercisable and (ii) cause the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an award granted under the Plan to lapse and such awards shall be deemed fully vested and any performance conditions imposed with respect to such awards shall be deemed to be fully achieved at target performance levels. If the Administrator determines in its discretion to accelerate the vesting of options or SARs in connection with a change in control, the Administrator shall also have discretion in connection with such action to provide that all options and/or SARs outstanding immediately prior to such change in control shall expire on the effective date of such change in control. Notwithstanding the foregoing, in the event that a participant’s employment or service is terminated without cause within twenty-four (24) months following a change in control, the time-vesting portion of any award granted to such participant shall accelerate and vest in full, and the performance-vesting portion of any such award shall vest at target level, in each case upon the date of termination of employment or service of such participant.

For purposes of the Plan, a “change in control” means, in summary, any of the following events: (i) a person or entity becomes the beneficial owner of securities representing more than 50% of the Company’s combined voting power of the Company’s then outstanding securities; (ii) the date on which individuals who constitute the Board as of the Effective Date and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of the number of directors serving on the Board; (iii) a merger or consolidation of the Company or any of its subsidiaries with any other corporation or entity, other than (A) a merger or consolidation that results in (x) the Company’s voting securities continuing to represent 50% or more of the combined voting power of the surviving entity or its parent and (y) the Company’s board of directors immediately prior to the merger or consolidation continuing to represent a majority of the board of directors of the surviving entity or its parent or (B) a merger or consolidation affected to implement a recapitalization of the Company in which no person or entity is or becomes the beneficial owner of securities representing more than 50% of the Company’s combined voting power; or (iv) shareholder approval of a plan of complete liquidation or dissolution of the Company or the consummation of an agreement for the sale or disposition of substantially all of the Company’s assets, other than (A) a sale or disposition to an entity, more than 50% of the combined voting power of which is owned by the Company’s shareholders in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition to an entity controlled by the Company’s board of directors. Notwithstanding anything in the Plan to the contrary, a transaction shall not constitute a change in control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transactions.

Transferability

The Plan provides that until such time as awards are fully vested and/or exercisable, no purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any award or any agreement or commitment to do any of the foregoing by any holder thereof in violation of the provisions of the Plan or an award agreement will be valid, except with the prior written consent of the Administrator. Unless otherwise determined by the Administrator, an option or SAR may be exercised during the lifetime of the participant, only by the participant, or during any period during which the participant is under a legal disability, by the participant’s guardian or legal representative.

Amendment or Termination of the Plan

The Board may amend, alter or terminate the Plan at any time, but no amendment, alteration or termination shall be made that would impair the rights of a participant under any award without such participant’s consent. The Board shall obtain approval of the Company’s stockholders for any amendment that would require such approval in order to satisfy the requirements of any rules of the stock exchange on which the Company’s shares of Common Stock are traded or other applicable law. Except as otherwise specifically provided in the Plan, the Administrator may amend the terms of any award, prospectively or retroactively, provided, however, that no such amendment shall materially impair the rights of any participant without his or her consent.

Clawback

If the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance (whether one occurrence or a series of occurrences of noncompliance) with any financial reporting requirement under the securities laws, then the Administrator may require any Section 10D-1(d) of the Exchange Act “executive officer” to repay or forfeit to the Company that part of the cash or equity incentive compensation received by that Section 10D-1(d) executive officer during the preceding three (3) completed fiscal years that the Administrator determines was in excess of the amount that such Section 10D-1(d) executive officer would have received had such cash or equity incentive compensation been calculated based on the restated amounts reported in the restated financial statement. The Administrator may take into account any factors it deems reasonable in determining whether to seek recoupment of previously paid cash or equity incentive compensation and how much of such compensation to recoup from each Section 10D-1(d) executive officer (which shall be made irrespective of any fault, misconduct or responsibility of each Section 10D-1(d) executive officer). The amount and form of the incentive compensation to be recouped shall be determined by the Administrator in its sole and absolute discretion, and calculated on a pre-tax basis. In addition, any award which is subject to recovery under any applicable laws, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such applicable law, government regulation or stock exchange listing requirement) will be subject to such deductions and clawback as may be required to be made pursuant to such applicable law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such applicable law, government regulation or stock exchange listing requirement).

A copy of the Plan is filed as Exhibit 10.1 herein and is incorporated herein by reference and the foregoing description is qualified in its entirety by reference to such exhibit.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

10.1	ZRCN Inc. 2024 Equity Incentive Plan

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZRCN Inc.

Date: March 5, 2024	By:	/s/ Ron Bourque
Ron Bourque
Chief Financial Officer

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